UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2005

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

45 William Street, Wellesley, Massachusetts	02481
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 237-5100

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On December 6, 2005, PerkinElmer, Inc. (the “Company”) entered into a supplemental agreement (the “Supplemental Agreement”) to the master purchase and sale agreement (as modified by the Supplemental Agreement, the “Purchase Agreement”) with Eaton Corporation (“Eaton”) regarding the Company’s sale to Eaton of the stock of P.T. Fluid Sciences Batam, an indirect subsidiary of the Company, and certain assets of the Company and its subsidiaries that comprise the business of developing, manufacturing, marketing, servicing and repairing sealing valve and pneumatic products and systems for the aerospace and industrial market, and design and manufacturing support services for aircraft engine manufacturers and airframe OEMs (collectively, the “Aerospace Business”). The Supplemental Agreement, among other things, provides for a delayed closing with respect to the Company’s French operations related to the Aerospace Business (the “French Business”) that are to be sold to Eaton.

The foregoing description of the Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Agreement, which is filed with this report as Exhibit 99.1 and incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets

On December 6, 2005, the Company completed its sale of the Aerospace Business (not including the French Business) to Eaton pursuant to the Purchase Agreement. The aggregate consideration paid for the Aerospace Business (not including the French Business) was $299,214,298.40.

Prior to the execution of the Purchase Agreement, to the best of the knowledge of the Company, neither the Company nor any of its affiliates, any director or officer of the Company, or any associate of any such director or officer, had any material relationship with Eaton.

A copy of the press release announcing the completion of the transactions contemplated by the Purchase Agreement is filed with this report as Exhibit 99.2.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: December 12, 2005

By:  /s/  Robert F. Friel

        Robert F. Friel

        Executive Vice President and

        Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplemental Agreement, dated as of December 6, 2005, by and between PerkinElmer, Inc. and Eaton Corporation (1)

99.2	Press Release dated December 6, 2005 issued by PerkinElmer, Inc.

(1) The exhibits and schedules to the Supplemental Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedule to the U.S. Securities and Exchange Commission upon request.